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                                                                   EXHIBIT 10.42

                             AVIATION GROUP, INC.

                                      AND

                             SW PELHAM FUND, L.P.


                                  -----------

                               WARRANT AGREEMENT

                            Dated as of May 9, 2000


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                                WARRANT AGREEMENT

        This WARRANT AGREEMENT (the "Agreement") is dated as of May 9, 2000 between AVIATION GROUP, INC., a Texas corporation (the "Company"), and SW PELHAM FUND, L.P., a Delaware limited partnership, its successors and assigns (collectively, "Pelham").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Company has entered into a Purchase Agreement of even date herewith with Pelham and travelbyus.com Ltd., an Ontario corporation (the "Purchase Agreement");

        WHEREAS, Pelham is making a US$3,000,000 loan to the Company under the Purchase Agreement, and the Company is obligated to issue the warrants (the "Warrants") to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock") under and pursuant to the terms of this Agreement.

        WHEREAS, pursuant to rules of the Nasdaq Stock Market, Inc., this Agreement requires the approval of the Company's shareholders because of the listing of the Common Stock on the Nasdaq SmallCap Market;

        NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Grant. Subject to the terms and conditions hereof, Pelham is hereby granted the right to purchase, at any time prior to 5:00 p.m., Dallas, Texas time on May 8, 2005, 225,000 shares of Common Stock (the "Shares"). One share of Common Stock is hereinafter referred to as a "Warranty Security" and more than one collectively referred to as the "Warrant Securities". The exercise price of each Warrant shall equal (subject to adjustment as provided in Section
9) US$2.125 per Warrant Security subject to the terms and conditions of this Agreement.

        2. Conditions. Notwithstanding any other provisions hereof, none of the Warrants may be exercised by Pelham unless and until the shareholders of the Company approve this Agreement. The Company covenants and agrees to use its best efforts to obtain the approval of this Agreement by its shareholders as soon as practical, but in any event no later than September 30, 2000. The Company will provide Pelham with prompt written notice of the approval of this Agreement by its shareholders of this Agreement.

        3. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

        4.      Exercise of Warrant.


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                4.1     Method of Exercise. The Warrants initially are
        exercisable at an aggregate initial exercise price (subject to adjustment as provided in Section 9 hereof) per Warrant Security set forth in Section 7 hereof payable by certified or official bank check, subject to adjustment as provided in Section 9 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Securities purchased at the Company's principal offices (presently located at 700 North Pearl, Suite 2170, Dallas, Texas 75201) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all Warrant Securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Securities purchasable thereunder.

                4.2 Exercise by Surrender of Warrant. In addition to the method of payment set forth in Section 4.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 4.1. The number of shares of Common Stock to be issued pursuant to this Section 4.2 shall be equal to the difference between (a) the number of shares of Common Stock in respect of which the Warrants are exercised and (b) a fraction, the numerator of which shall be the number of shares of Common Stock in respect of which the Warrants are exercised multiplied by the Exercise Price (as hereinafter defined) and the denominator of which shall be the Market Price (as defined in Section 4.3).

                4.3 Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by The Nasdaq Stock Market's National Market or SmallCap Market ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted by the NASD or such similar organization, the fair market value of a share of Common Stock as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. Notwithstanding the foregoing, for purposes of Section 8, the Market Price of a share of Common Stock shall be determined by reference to the relevant information set forth above during the thirty
        (30) trading days immediately preceding the date of the event requiring the determination of the Market Price (except that, in the event of a public offering of shares of Common Stock, the Market Price of a share of Common Stock shall be determined by reference to the trading day immediately preceding the effective date of the public offering and not such thirty (30) trading day period).


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        5.      Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock and/or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 6 and 8 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        The Warrant Certificates and the certificates representing the Shares (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

        6. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. This Agreement is binding upon any Holder(s) of a Warrant Certificate and their respective heirs, successors, and permitted assigns. The Holder may assign interests granted by this Agreement, subject to the any other limitations in the Agreement, provided that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided further, that the assignment is made pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). If requested by the Company, the Holder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect; provided that no such opinion of counsel shall be required in connection with a transfer or assignment of interests granted by this Agreement to an affiliate of Pelham.

        7.      Exercise Price.

                7.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 9 hereof, the initial exercise price of each Warrant shall be US$2.125 per Warrant Security. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

                7.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

        8.      Registration Rights.

                8.1     Piggyback Registration; Immediate Registration.


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                        (a) If, at any time prior to the fifth anniversary of
                the date of this Agreement, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act"), either for its own account or the account of any other security holder or holders of the Company possessing registration rights ("Other Stockholders") (other than pursuant to Form S-4, Form S-8 or comparable registration statement), it shall give written notice, at least thirty (30) days prior to the filing of each such registration statement, to any Holder(s) of Registrable Securities (as hereinafter defined), of its intention to do so. If such Holder(s) notify the Company within twenty-one (21) days after the receipt of any such notice of its or their desire to include any Registrable Securities in such proposed registration statement, the Company shall afford such Holder(s) of such Registrable Securities the opportunity to have any such Registrable Securities registered for resale by the Holder(s) under such registration statement. The term "Registrable Securities" means (i) all shares of Common Stock owned by a Holder as a result of the exercise of a Warrant, and
                (ii) all shares of Common Stock which a Holder has an option to purchase under a Warrant, until, in the case of any such security described by (i) or (ii), (a) such security is disposed of in accordance with an effective registration statement under the Securities Act, (b) such security is saleable by the Holder pursuant to Rule 144(k), (c) such security is saleable by the Holder pursuant to Rule 144 without regard to any volume limitations, or (d) such security is distributed to the public pursuant to Rule 144.

                        (b) If the registration of which the Company gives
                notice is for a registered public offering involving an underwriting, the Company shall so advise any Holder(s) as part of the written notice given pursuant to Section 8.1(a) hereof. The right of any such Holder(s) to registration pursuant to this
                Section 8.1 shall not be conditioned upon their participation in such underwriting and the inclusion of their Registrable Securities in the underwriting to the extent hereinafter provided.

                        (c) Notwithstanding the provisions of this Section 8.1,
                the Company shall have the right at any time after it shall have given written notice pursuant to Section 8.1(a) hereof (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                8.2 Covenants of the Company with Respect to Registration. In connection with any registration under Section 8.1 or 8.4 hereof, the Company covenants and agrees as follows:

                        (a) The Company shall use its best efforts to have any
                registration statements declared effective at the earliest practicable time and (i) shall furnish each Holder desiring to sell Registrable Securities such number of prospectuses as shall reasonably be requested, and (ii) shall prepare and file such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act.


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                        (b) The Company shall pay all costs, expenses and fees
                (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), in connection with all registration statements filed pursuant to Section 8.1 or 8.4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of
                Section 8.2(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), extend the exercise period of the Warrants by such number of days as shall equal the delay caused by the Company's failure.

                        (c) The Company will take all necessary action which may
                be required in qualifying or registering the Registrable Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s); provided that, the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                        (d) The Company shall indemnify the Holder(s) of the
                Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 16 of the Act or Section 21(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement except for matters for which the Company is indemnified under subsection 8.2(e) hereof.

                        (e) The Holder(s) of the Registrable Securities to be
                sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 16 of the Act or Section 21(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

                        (f) For a period of ninety (90) days after the
                effectiveness of any registration statement filed pursuant to
                Section 8.1 or 8.4 hereof, the Company shall not permit any other registration statement (other than (1) a registration statement relating to the securities for which the Company has made available to the Holder(s) of the Registrable Securities piggyback registration rights hereunder and (2) a registration statement filed on Forms S-4 or S-8 or a shelf registration on Form S-3) to be or remain effective during the effectiveness of a registration statement or a shelf registration on Form S-3 filed pursuant to Section 8.1 or 8.4 hereof, without the prior


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                written consent of the Holders of the Registrable Securities representing a majority of such securities.

                        (g) The Company shall furnish to each Holder
                participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of
                (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                        (h) The Company shall as soon as practicable after the
                effective date of any registration statement filed pursuant to
                Section 8.1 or 8.4 hereof, and in any event within fifteen (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with
                Section 11(a) of the act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

                        (i) The Company shall deliver promptly to each Holder
                participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all written correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

                        (j) Nothing contained in this Agreement shall be
                construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                8.3 Restrictive Legends. The Warrant Certificates, any certificates representing the Shares underlying the Warrants and any of the other securities issuable upon exercise of the Warrants shall bear the following restrictive legend:


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                        The securities represented by this certificate have not
                        been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

                8.4 Immediate Resale Registration. The Company agrees to use its best efforts to cause (a) the Warrant Securities to be registered for resale by Pelham under the Act promptly following the registration of the securities to be issued in connection with the arrangement under Canadian laws provided for in the Arrangement Agreement dated May 3, 2000 among the Company, travelbyus.com Ltd. and Aviation Group Canada Ltd., and (b) such resale registration statement to remain effective and current until the earlier of the date that (i) all of such Warranty Securities have been sold pursuant to the registration statement, or
        (ii) the second anniversary of the effective date of such registration statement.

        9.      Adjustments to Exercise Price and Number of Securities.

                9.1 Computation of Adjusted Exercise Price. Except as hereinafter provided, in the event the Company shall at any time after the date hereof issue or sell any shares of Common Stock including shares held in the Company's treasury (other than (i) the issuances or sales referred to in Section 9.7 hereof, (ii) shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock, or (iii) shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock), for a consideration per share less than the greater of the Market Price or the Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to the issuance or sale of such shares, multiplied by the Exercise Price in effect immediately prior to such issuance or sale, and (b) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 9.3 hereof.

                For the purposes of this Section 9 the term Exercise Price shall mean the Exercise Price per share of Common Stock set forth in Section 7 hereof, as adjusted from time to time pursuant to the provisions of this
        Section 9.


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                For the purposes of any computation to be made in accordance with this Section 9.1, the following provisions shall be applicable:

                        (a) In case of the issuance or sale of shares of Common
                Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                        (b) In case of the issuance or sale (other than as a
                dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company and shall include any amounts payable to security holders or any affiliates thereof including, without limitation, pursuant to any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts being valued for the purposes hereof at the aggregate amount payable thereunder, whether such payments are absolute or contingent, and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof; provided, however, that if any Holder(s) does not agree with such evaluation, a mutually acceptable independent appraiser shall make such evaluation, the cost of which shall be borne by the Company.

                        (c) Shares of Common Stock issuable by way of dividend
                or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                        (d) The reclassification of securities of the Company
                other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 9.1.

                        (e) The number of shares of Common Stock at any one time
                outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.


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                9.2     Options, Rights, Warrants and Convertible and
        Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the greater of the Market Price or the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 9.1 hereof, provided that:

                        (a) The aggregate maximum number of shares of Common
                Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

                        (b) The aggregate maximum number of shares of Common
                Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

                        (c) If any change shall occur in the price per share
                provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 9.2, or in the price per share at which the securities referred to in subsection (b) of this Section 8.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                9.3 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.


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                9.4     Adjustment in Number of Securities. Upon each adjustment
        of the Exercise Price pursuant to the provisions of this Section 9, the number of Warrant Securities issuable upon the exercise at the adjusted exercise price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                9.5 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

                9.6 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in
        Section 9. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

                9.7 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                        (a) Upon the issuance or sale of the Warrants or the
                shares of Common Stock issuable upon the exercise of the Warrants; or

                        (b) If the amount of such adjustment shall be less than
                two cents ($.02) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per Warrant Security; or

                        (c) If the Exercise Price would be less than the par
                value per share of Common Stock.

                9.8 Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this
        Section 9.8.

                9.9 Statement on Warrant Certificate. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

        10. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designed by the Holder thereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

        11. Elimination of Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Warrants shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current Market Price of a share of Common Stock, determined in accordance with Section 4.3 hereof.

        12. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other Securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

        13. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of such events, the Company shall give written notice of such event to the Holders at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

        14. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

                (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                (b) If to the Company, to the address set forth in Section 4 hereof or to such other address as the Company may designate by notice to the Holders.

        15. Supplements and Amendments. The Company and Pelham may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Pelham may deem necessary or desirable and which the Company and Pelham deem shall not adversely affect the interests of the Holders of the Warrant Certificates. If Pelham no longer owns any Warrants, then this Agreement may be amended by the Company and the Holders of a majority of the then outstanding Warrants.

        16. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

        17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of such State governing the conflicts of laws.

        The Company, Pelham and any other registered Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Texas or of the United States of America for the Northern District of Texas, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, Pelham and any other registered Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, Pelham and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, Pelham and any other registered Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

        18. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

        19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

        20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor shall they be construed as, a part of this Agreement and shall be given no substantive effect.

        21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Pelham and any other registered Holder(s) of the Warrant Certificates or Warrants Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and Pelham and any other registered Holders of Warrant Certificates or Warrant Securities.

        22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    AVIATION GROUP, INC.


                                    By:    /s/ RICHARD L. MORGAN
                                           ----------------------------
                                    Name:  Richard L. Morgan
                                    Title: Executive Vice President

                                    SW PELHAM FUND, L.P.


                                     By:   /s/ VENITA E. FIELDS
                                           ----------------------------
                                    Name:  Venita E. Fields
                                    Title: Managing Director

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                           EXERCISABLE ON OR BEFORE
                  5:00 P.M., DALLAS, TEXAS TIME, MAY 8, 2005
No. W-________                                              Warrants to Purchase
                                                 ________ Shares of Common Stock

                               WARRANT CERTIFICATE

        This Warrant Certificate certifies that ______________________, or registered assigns, is the registered holder of _______________ Warrants to purchase, until 5:00 p.m. Dallas, Texas time on May ___, 2005 ("Expiration Date"), up to _______________ fully-paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of AVIATION GROUP, INC., a Texas corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of US$2.125 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of May 8, 2000 between the Company and SW Pelham Fund, L.P. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company or by surrender of this Warrant Certificate.

        No Warrant may be exercised after 5:00 p.m., Dallas, Texas time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

        Notwithstanding any other provisions hereof, this Warrant may not be exercised to purchase any shares of Common Stock unless and until the shareholders of the Company approve the Agreement pursuant to which this Warrant is issued.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

      Dated as of                         .
                  ------------------------


                                    AVIATION GROUP, INC.

[SEAL]                              By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
Attest:                             Title:
                                          -------------------------------
Name:
     --------------------------
Title:
      -------------------------

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                           EXERCISABLE ON OR BEFORE
                  5:00 P.M., DALLAS, TEXAS TIME, MAY 8, 2005

No. W-55
     ------
                                                            Warrants to Purchase
                                                  225,000 Shares of Common Stock

                               WARRANT CERTIFICATE

        This Warrant Certificate certifies that SW PELHAM FUND, L.P., or its registered assigns, is the registered holder of 225,000 Warrants to purchase, until 5:00 p.m. Dallas, Texas time on May 9, 2005 ("Expiration Date"), up to 225,000 fully-paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of AVIATION GROUP, INC., a Texas corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of US$2.125 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of May 8, 2000 between the Company and SW Pelham Fund, L.P. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company or by surrender of this Warrant Certificate.

        No Warrant may be exercised after 5:00 p.m., Dallas, Texas time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

        Notwithstanding any other provisions hereof, this Warrant may not be exercised to purchase shares of Common Stock unless and until the shareholders of the Company approve the Agreement pursuant to which this Warrant is issued.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

        Dated as of May 8 2000

                                    AVIATION GROUP, INC.


[SEAL]                              By: /s/ BILL KERBY
                                       ------------------------------
                                    Name:   Bill Kerby
Attest: /s/ RICHARD MORGAN          Title:  Chief Executive Officer
       ------------------------
Name:  Richard Morgan
Title: Secretary